SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
                                 ----------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     March 11, 2002


                APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                -------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


      Maryland                           1-13232              84-1259577
--------------------------------     ---------------       ------------------
(State or Other Jurisdiction of     (Commission             (IRS Employer
     Incorporation)                  File Number)           Identification No.)


         COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                    SUITE 2-1000, DENVER, CO 80222-4348
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            (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code     (303) 757-8101


                               NOT APPLICABLE
----------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 2.  Acquisition or Disposition of Assets.

         On March 11, 2002, Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), consummated the merger (the "Merger") of Casden Properties Inc., a Maryland corporation, with and into AIMCO. The press release of AIMCO, attached hereto as Exhibit 99.1, relating to the consummation of the Merger, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this report:

         99.1 Press Release of Apartment Investment and Management Company dated March 11, 2002.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Apartment Investment and
                                            Management Company


Date:   March 13, 2002                      By:  /s/ Paul J. McAuliffe
                                                 ---------------------
                                                 Paul J. McAuliffe
                                                 Executive Vice President,
                                                 Chief Financial Officer



                EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit No.       Description

99.1 Press Release of Apartment Investment and Management Company dated March 11, 2002.